UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 5, 2015

ZILLOW GROUP, INC.

(Exact name of registrant as specified in its charter)

Washington	001-36853	47-1645716
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 Second Avenue, Floor 31, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)

(206) 470-7000

https://twitter.com/zillowgroup

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

In July 2015, two purported class action lawsuits were filed against Zillow Group, Inc. (“Zillow Group”, “we”, or “our”) and each of our directors in the Superior Court of the State of Washington in King County, alleging, among other things, that the directors breached their fiduciary duties in connection with the approval of the issuance of non-voting Class C capital stock as a dividend, previously announced on July 21, 2015 (the “Class C Dividend”). The complaints seek, among other things, injunctive relief and unspecified monetary damages. A hearing was held on August 5, 2015 regarding the plaintiffs’ motion seeking a preliminary injunction to enjoin the issuance of the Class C Dividend. On August 5, 2015, the court denied plaintiffs’ motion for a preliminary injunction. As a result and as previously announced, holders of Zillow Group Class A common stock and Class B common stock as of the close of business on July 31, 2015, the record date for the dividend, will receive on August 14, 2015 a dividend of two shares of Class C capital stock for each share of Class A and Class B common stock held by them as of the record date. On the first trading day following the issuance date of the dividend, we expect our Class C capital stock will trade, beginning on August 17, 2015, on the NASDAQ Global Select Market (“NASDAQ”) under the symbol “Z” and our Class A common stock will trade on the NASDAQ under the symbol “ZG”.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties, including, without limitation, statements regarding Zillow Group’s planned dividend of shares of Class C capital stock. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “will,” “projections,” “estimate,” or similar expressions constitute forward-looking statements. Such forward-looking statements are subject to significant risks and uncertainties and actual results may differ materially from the results anticipated in the forward-looking statements. Factors that may contribute to such differences include, but are not limited to, the timing of the Class C Dividend. The foregoing list of risks and uncertainties is illustrative, but is not exhaustive. Additional factors that could cause results to differ materially from those anticipated in forward-looking statements can be found under the caption “Risk Factors” in Zillow Group, Inc.’s Quarterly on Form 10-Q for the quarterly period ended June 30, 2015, under the caption “Risk Factors” and in Zillow Group, Inc.’s other filings with the Securities and Exchange Commission. Except as may be required by law, Zillow Group, Inc. does not intend, nor undertake any duty, to update this information to reflect future events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2015	ZILLOW GROUP, INC.

	By:	/s/ SPENCER M. RASCOFF
	Name:	Spencer M. Rascoff
	Title:	Chief Executive Officer